EXHIBIT 10.7
UK FORM
THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
AWARD AGREEMENT FOR UNITED KINGDOM EMPLOYEES
[FORM OF AWARD] AWARDED TO [GRANTEE’S NAME] ON [GRANT DATE]
The Scotts Miracle-Gro Company (“Company”) and its shareholders believe that their business interests are best served by ensuring that you have an opportunity to share in the Company’s business success. To this end, the Company adopted and its shareholders approved The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan (“Plan”) through which key employees, like you, may acquire (or share in the appreciation of) common shares of the Company.
We cannot guarantee that the value of your Award (or the value of the common shares you acquire through an Award) will increase. This is because the value of the Company’s common shares is affected by many factors. However, the Company believes that your efforts contribute to the value of the Company’s common shares and that the Plan (and the Awards made through the Plan) is an appropriate means of sharing with you the value of your contribution to the Company’s business success.
This Award Agreement describes the type of Award that you have been granted and the conditions that must be met before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan and the Plan’s Prospectus, as supplemented, carefully to ensure you understand how the Plan works;

•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

•	Contact [Contact’s Name at Company], [Contact’s Title] at [Telephone Number] if you have any questions about your Award. Or, you may send a written inquiry to the address shown below:
The Scotts Miracle-Gro Company
Attention: [Contact’s Name at Company]
[Contact’s Title]
14111 Scottslawn Road
Marysville, Ohio 43041
You must return a signed copy of this Award Agreement no later than [___Days Post Grant Date] to:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]

If you do not do this, your Award will be forfeited and you will not be entitled to receive anything on account of this Award.

Description of Your Nonqualified Stock Options
You have been awarded Nonqualified Stock Options (or “NSOs”) to purchase [Number Granted] common shares of the Company. You may purchase one of the Company’s common shares for each NSO, but only if you pay $[Price] (“Exercise Price”) for each common share you purchase, you exercise the NSOs on or before [Expiration Date] (“Expiration Date”) and you meet the terms and conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented. You also must arrange to pay any taxes due on exercise using one of the procedures described later in this Award Agreement.
Limits on Exercising Your NSOs
Normally, your NSOs will vest (and become exercisable) on [Vesting Date] but only if you are actively employed by the Company or any Subsidiary or Affiliate (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.
This does not mean that you must exercise your NSOs on this date; this is merely the first date that you may do so. However, your NSOs will expire unless they are exercised on or before the Expiration Date ([Expiration Date]).
There are some special situations in which your NSOs may vest earlier. These are described later in this Award Agreement.
At any one time, you may not exercise NSOs to buy fewer than 100 common shares of the Company (or, if smaller, the number of your outstanding vested NSOs). Also, you may never exercise an NSO to purchase a fractional common share of the Company; NSOs for fractional common shares will always be redeemed for cash.
Exercising Your NSOs
After they vest, you may exercise your NSOs by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this Exercise Notice and a description of the procedures that you must follow to exercise your NSOs are available from [Third Party Administrator] at [TPA Telephone Number] or at the address shown below.
You may use one of three methods to exercise your NSOs and to pay any taxes related to that exercise. You will decide on the method at the time of exercise.
Cashless Exercise and Sell: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold the common shares underlying those NSOs. When the transaction is complete, you will receive cash (but no common shares of the Company) equal to the difference between the aggregate value of the common shares deemed to have been acquired through the exercise minus the NSOs’ aggregate exercise price and related taxes.
Combination Exercise: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold a number of those common shares with a value equal to the NSOs’ aggregate exercise price and related taxes. When the transaction is complete, the balance of the common shares subject to the NSOs you exercised will be transferred to you.

Exercise and Hold: If you elect this alternative, you must pay the full exercise price plus related taxes (in cash, a cash equivalent or in common shares of the Company having a value equal to the exercise price and which you have owned for at least six months before the exercise date). When the transaction is complete, you will receive one common share for each NSO exercised.
In this section, “taxes” include, without limitation, UK income tax and UK primary class 1 (employee’s) national insurance contributions and the Company or the Subsidiary or Affiliate which employes you will have the power and the right to deduct or withhold, or require you to remit to the Company or the relevant Subsidiary or Affiliate any amounts required to be withheld as a result of the exercise of your NSOs.
Before choosing an exercise method, you should read the Prospectus Supplement entitled “UK Tax Consequences” in the Prospectus to ensure you understand the income tax effect of exercising your NSOs.
If you do not elect one of these methods, we will apply the Cashless Exercise and Sell method described above.
Tax Treatment of Your NSOs
The tax treatment of your NSOs is discussed in the Supplement to the Plan’s Prospectus entitled “UK Tax Consequences.”
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General Terms and Conditions
You May Forfeit Your NSOs if Your Employment Ends
Normally, you may exercise your NSOs after they vest and before the Expiration Date ([Expiration Date]). However, your NSOs may be cancelled earlier than the Expiration Date if you terminate employment before [Vesting Date].
[a] If your employment is terminated for “cause” (as defined in the Plan), the NSOs will expire on the date your employment ends; or
[b] If your employment is terminated because of your [i] death or [ii] disability (as defined in the Plan), the NSOs will expire on the earlier of the Expiration Date or 12 months after you terminate; or
[c] If your employment is terminated for any reason other than “cause,” death or disability, your NSOs will expire on the earlier of the Expiration Date or 90 days after you terminate.
Note: it is your responsibility to keep track of when your NSOs expire.
You May Forfeit Your NSOs if You Engage in Conduct That is Harmful to the Company (or any Affiliate or Subsidiary)
You also will forfeit any outstanding NSOs and, to the extent permitted by law, must return to the Company all common shares and all other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment (as defined in the Plan) with the Company or any Affiliate or Subsidiary:
[a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment;
[b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;
[c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;
[d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or any Affiliate’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s or any Affiliate’s or Subsidiary’s employees;
[e] You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
[f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
[g] You engaged in conduct that the Committee (as defined in the Plan) reasonably concludes would have given rise to a termination for “cause” (as defined in the Plan) had it been discovered before you terminated your employment.
Your NSOs May Vest Earlier Than Described Above: Normally, your NSOs will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your NSOs may vest earlier. You should read the Plan and the Prospectus, as supplemented, carefully to ensure that you understand how this may happen.

Employment Rights in respect of your NSOs: If you leave the employment of the Company or any Subsidiary, you will not be entitled to compensation for any loss of any right or benefit or prospective right or benefit in respect of your NSOs which you might otherwise have enjoyed, whether such compensation is claimed by way of damages for breach of contract or by way of compensation for loss of office or otherwise under UK law.
Amendment/Termination: We may amend or terminate the Plan at any time.
Rights Before Your NSOs Are Exercised: You may not vote, or receive any dividends associated with, the common shares underlying your NSOs.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive or to exercise any vested NSOs that are unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. For the purposes of this Award, beneficiaries to whom any benefit may be designated (pursuant to Article 15 of the Plan) will be limited to your children and stepchildren under the age of eighteen, spouses and surviving spouses and civil partners (within the meaning of the UK Civil Partnerships Act 2004) and surviving partners.
The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your NSOs: Normally your NSOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NSOs if you die before the Expiration Date of your NSOs. Also, the Committee may allow you to place your NSOs into a trust established for your benefit or for the benefit of your family. Only a person or persons within the restricted class of beneficiaries described in the previous section entitled “Beneficiary Designation” may be nominated to exercise your NSOs and the beneficiaries of any such trust cannot extend beyond this restricted class of beneficiaries. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States of America and of the State of Ohio (other than laws governing conflicts of laws).
Other Agreements: Also, your NSOs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to NSOs: Your NSOs will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your NSOs and the Exercise Price will be adjusted to reflect a stock split).
Other Rules: Your NSOs also are subject to more rules described in the Plan (as restated by this Award Agreement) and in the Plan’s Prospectus, as supplemented. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of NSOs made to you under this Award Agreement.
For the purposes of grants of any form of award under the Plan to residents of the United Kingdom, including this award, the Plan is restated to the effect that:

(a)	such grants to United Kingdom residents may be made only to officers and employees of the Company or one of its Subsidiaries;

(b)	any payments pursuant to such grants shall be made only in common shares of the Company and, for the avoidance of doubt and without limitation, dividend equivalents granted pursuant to Article 14 of the Plan may be delivered only in Shares and no earlier than the Shares to which they relate are delivered under the relevant award.
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You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [___Days Post Grant Date].
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus, as supplemented;

•	I understand and accept the conditions placed on my NSOs and understand what I must do to earn and exercise my NSOs. I also have had the opportunity to seek advice from independent counsel regarding the terms and conditions of my NSOs;

•	I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my NSOs or this Award Agreement to comply with any law, even if those changes affect the terms of my NSOs and reduce their value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below on or before [___Days Post Grant Date], my NSOs will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:	By:

Date signed:	Name:

Title:

Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than [___Days Post Grant Date]:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION EXERCISE NOTICE
AFFECTING NONQUALIFIED STOCK OPTIONS GRANTED TO
[GRANTEE’S NAME] ON [GRANT DATE]
Additional copies of this Nonqualified Stock Option Exercise Notice (and any further information you may need about this Exercise Notice or exercising your NSOs) are available from [Third Party Administrator] at the address given below.
By completing this Exercise Notice and returning it to [Third Party Administrator] at the address given below, I elect to exercise the NSOs described below:
NOTE: You must complete a separate Nonqualified Stock Option Exercise Notice each time you exercise NSOs granted under each Award Agreement (e.g., if you are exercising 200 NSOs granted January 1, 2007 and 100 NSOs granted January 1, 2008 under a separate award agreement, you must complete two Nonqualified Stock Option Exercise Notices, one for each set of NSOs being exercised).
AFFECTED NSOS: This exercise relates to the following NSOs (fill in the blanks):
GRANT DATE: [GRANT DATE]
NUMBER OF NSOS BEING EXERCISED WITH THIS EXERCISE NOTICE:

EXERCISE PRICE: The Exercise Price due is $
NOTE: This amount must be the product of $[Price] multiplied by the number of NSOs being exercised.
PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price and any related taxes by (check one):
NOTE: These methods are described in the Award Agreement.
     ___   Cashless Exercise and Sell.
     ___   Combination Exercise.
     ___   Exercise and Hold.
Note:
•	If you select the Exercise and Hold method of exercise, you must also follow the procedures described in the Award Agreement to pay the Exercise Price and the taxes related to this exercise. You should contact [Third Party Administrator] at the address given below to find out the amount of the taxes due.

•	If you select either the Cashless Exercise and Sell or the Combination Exercise methods

•	f paying the Exercise Price, you should contact [Third Party Administrator] at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive.

YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE
By signing below, I acknowledge and agree that:
•	I fully understand the effect (including the investment effect) of exercising my NSOs and buying common shares of the Company and understand that there is no guarantee that the value of these common shares will appreciate or will not depreciate;

•	This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the Expiration Date specified in the Award Agreement under which these NSOs were granted; and

•	The common shares of the Company I am buying by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable.
[Grantee’s Name]

(signature)
Date signed:
A signed copy of this Nonqualified Stock Option Exercise Notice must be sent to the following address no later than the Expiration Date:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
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ACKNOWLEDGEMENT OF RECEIPT
A signed copy of this Nonqualified Stock Option Exercise Notice was received on:
                                                            .
[Grantee’s Name]:
___   Has effectively exercised the NSOs described in this Notice; or
___   Has not effectively exercised the NSOs described in this Notice because

(describe deficiency)
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:
Note: Keep a copy of this Exercise Notice as part of the Plan’s permanent records.

Description of Your Restricted Stock
You have been awarded [Number Granted] shares of Restricted Stock. If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented, the restrictions imposed on your Restricted Stock will be removed and you will own the underlying common shares. You also must arrange to pay any taxes due on settlement.
When Your Restricted Stock Will Be Settled
Normally, on [Vesting Date], the Committee (as defined in the Plan) will ascertain if you have satisfied the conditions imposed on your Restricted Stock. If you have not, your Restricted Stock will be forfeited. If you have, as soon as administratively practicable after [Vesting Date], these common shares (net of any Shares withheld to meet any tax – see next section) will be distributed to you, free of any restrictions. Your Restricted Stock will be held in escrow until it is settled or forfeited.
The restrictions imposed on your Restricted Stock normally will be met if you are actively employed by the Company or any Affiliate or Subsidiary (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.
Tax Treatment of Your Restricted Stock
The tax treatment of your Restricted Stock is discussed in the Supplement to the Plan’s Prospectus entitled “UK Tax Consequences”.
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General Terms and Conditions
You Will Forfeit Your Restricted Stock if Your Employment Ends
Normally, your Restricted Stock will be settled on [Vesting Date]. However, the unvested portion of your Restricted Stock will be forfeited if you terminate employment before [Vesting Date].
You May Forfeit Your Restricted Stock if You Engage in Conduct That is Harmful to the Company (or any Affiliate or Subsidiary)
You also will forfeit any outstanding Restricted Stock and, to the extent permitted by law, must return to the Company all common shares and all other amounts you have received through the Plan if, without our consent, you do any of the following from                     , ___[the date the Award is granted] until the day before the fifth anniversary of such date:
[a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment;

[b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;
[c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;
[d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or any Affiliate’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s or any Affiliate’s or Subsidiary’s employees;
[e] You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
[f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
[g] You engaged in conduct that the Committee reasonably concludes would have given rise to a termination for “cause” (as defined in the Plan) had it been discovered before you terminated your employment.
Your Restricted Stock May Vest Earlier Than Described Above. Normally, your Restricted Stock will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your Restricted Stock may vest earlier. You should read the Plan and the Prospectus, as supplemented, carefully to ensure that you understand how this may happen.
Rights Before Your Restricted Stock Vests: Even though your Restricted Stock is held in escrow until it is settled or forfeited, you may exercise any voting rights associated with the common shares underlying your Restricted Stock while it is held in escrow. You also will be entitled to receive any dividends paid on these common shares during this period, although these dividends will be delivered only in common shares and also will be held in escrow until the Restricted Stock is settled and distributed to you (or forfeited) depending on whether or not you have met the conditions described in this Award Agreement and in the Plan and the Prospectus, as supplemented.
Employment Rights in respect of your Restricted Stock: If you leave the employment of the Company or any Subsidiary, you will not be entitled to compensation for any loss of any right or benefit or prospective right or benefit in respect of your Restricted Stock which you might otherwise have enjoyed, whether such compensation is claimed by way of damages for breach of contract or by way of compensation for loss of office or otherwise under UK law.

Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any Restricted Stock that is settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. For the purposes of this Award, beneficiaries to whom any benefit may be designated (pursuant to Article 15 of the Plan) will be limited to your children and stepchildren under the age of eighteen, spouses and surviving spouses and civil partners (within the meaning of the UK Civil Partnerships Act 2004) and surviving partners.
The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your Restricted Stock: Normally your Restricted Stock may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any Restricted Stock that is settled after you die. Also, the Committee may allow you to place your Restricted Stock into a trust established for your benefit or the benefit of your family. Only a person or persons within the restricted class of beneficiaries described in the previous section entitled “Beneficiary Designation” may be nominated to exercise your Restricted Stock and the beneficiaries of any such trust cannot extend beyond this restricted class of beneficiaries. Contact [Third Party Administrator] at [TPA Telephone Number] or the address given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States of America and of the State of Ohio (other than laws governing conflicts of laws).
Other Agreements: Also, your Restricted Stock will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to Your Restricted Stock: Your Restricted Stock will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of common shares underlying your Restricted Stock will be adjusted to reflect a stock split).
Other Rules: Your Restricted Stock also is subject to more rules described in the Plan (as restated by this Award Agreement) and in the Plan’s Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of Restricted Stock under this Award Agreement.
For the purposes of grants of any form of award under the Plan to residents of the United Kingdom, including this award, the Plan is restated to the effect that:
(a)	such grants to United Kingdom residents may be made only to officers and employees of the Company or one of its Subsidiaries;

(b)	any payments pursuant to such grants shall be made only in common shares of the Company and, for the avoidance of doubt and without limitation, dividend equivalents granted pursuant to Article 14 of the Plan may be delivered only in Shares and no earlier than the Shares to which they relate are delivered under the relevant award.
*****

You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [___Days Post Grant Date].
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus, as supplemented;

•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award. I also have had the opportunity to seek advice from independent counsel regarding the terms and conditions of my Award;

•	I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law, even if those changes affect the terms of my Award and reduce their value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below on or before [___Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:	By:

Date signed:	Name:

Title:

Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than [___Days Post Grant Date]:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

Description of Your Restricted Stock Units
You have been awarded [Number Granted] Restricted Stock Units (or “RSUs”). If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented, you will be issued [Number Granted] common shares of the Company. You also must arrange to pay any taxes due on settlement.
When Your RSUs Will Be Settled
Normally, on [Vesting Date] (“Settlement Date”), the Company will ascertain if you have satisfied the conditions imposed on your RSUs. If you have not, your RSUs will be forfeited. If you have, as soon as administratively practicable after [Vesting Date], [Number Granted] common shares (net of any Shares withheld to meet any tax – see next section) will be distributed to you.
The restrictions imposed on your RSUs normally will be met if you are actively employed by the Company or any Affiliate or Subsidiary (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented, are met.
Tax Treatment of Your RSUs
The tax treatment of your RSUs is discussed in the Supplement to the Plan’s Prospectus entitled “UK Tax Consequences”.
When your RSUs vest, you will be liable for UK income tax and UK national insurance contributions and the Company or the Subsidiary which employs you will be entitled to withhold, as a condition of vesting, an amount equal to the income tax and primary class 1 (employee’s) national insurance contributions also payable by you on vesting of your RSUs. If no arrangements satisfactory to the Company are made by you to satisfy this tax withholding requirement, the Company will withhold Shares having a Fair Market Value on the date the tax and national insurance contributions are to be determined equal to the total tax withholding requirement.
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General Terms and Conditions
You Will Forfeit Your RSUs if Your Employment Ends
Normally, your RSUs will be settled on the date shown earlier in this Award Agreement. However, the unvested portion of your RSUs will be forfeited if you terminate employment before [Vesting Date].
You May Forfeit Your RSUs if You Engage in Conduct That is Harmful to the Company (or any Affiliate or Subsidiary)
You also will forfeit any outstanding RSUs and, to the extent permitted by law, must return to the Company all common shares and all other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment (as defined in the Plan) with the Company or any Affiliate or Subsidiary:
[a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company’s (or any Affiliate’s or

Subsidiary’s) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment;
[b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;
[c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;
[d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or any Affiliate’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s and any Affiliate’s or Subsidiary’s employees;
[e] You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
[f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
[g] You engaged in conduct that the Committee (as defined in the Plan) reasonably concludes would have given rise to a termination for “cause” (as defined in the Plan) had it been discovered before you terminated your employment.
Your RSUs May Vest Earlier Than Described Above. Normally, your RSUs will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your RSUs may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.
Rights Before Your RSUs Vest: You may not vote, or receive any dividends associated with the common shares underlying your RSUs.
Employment Rights in respect of your RSUs: If you leave the employment of the Company or any Subsidiary, you will not be entitled to compensation for any loss of any right or benefit or prospective right or benefit in respect of your Restricted Stock which you might otherwise have enjoyed, whether such compensation is claimed by way of damages for breach of contract or by way of compensation for loss of office or otherwise under UK law.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any RSUs that are settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. For the purposes of this Award, beneficiaries to whom any benefit may be designated (pursuant to Article 15 of the Plan) will be limited to your children and stepchildren under the age of eighteen, spouses and surviving spouses and civil partners (within the meaning of the UK Civil Partnerships Act 2004) and surviving partners.
The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your RSUs: Normally your RSUs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any RSUs that are settled after you die. Also, the Committee may allow you to place your RSUs into a trust established for your benefit or the benefit of your family. Only a person or persons within the restricted class of beneficiaries described in the previous section entitled “Beneficiary Designation” may be nominated to exercise your Restricted Stock and the beneficiaries of any such trust cannot extend beyond this class of beneficiaries. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States of America and of the State of Ohio (other than laws governing conflicts of laws).
Other Agreements: Also, your RSUs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to Your RSUs: Your RSUs will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your RSUs will be adjusted to reflect a stock split).
Other Rules: Your RSUs also are subject to more rules described in the Plan (as restated by this Award Agreement) and in the Plan’s Prospectus, as supplemented. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of RSUs made to you under this Award Agreement.
For the purposes of grants of any form of award under the Plan to residents of the United Kingdom, including this award, the Plan is restated to the effect that:
(a)	such grants to United Kingdom residents may be made only to officers and employees of the Company or one of its Subsidiaries;

(b)	any payments pursuant to such grants shall be made only in common shares of the Company and, for the avoidance of doubt and without limitation, dividend equivalents granted pursuant to Article 14 of the Plan may be delivered only in Shares and no earlier than the Shares to which they relate are delivered under the relevant award.
*****

You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [___Days Post Grant Date].
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus, as supplemented;

•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award. I also have the opportunity to seek advice from independent counsel regarding the terms and condititions of my Award;

•	I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law, even if those changes affect the terms of my Award and reduce their value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below on or before [___Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:	By:

Date signed:	Name:

Title:

Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than [___Days Post Grant Date]:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

Committee’s Acknowledgment of Receipt
A signed copy of this Award Agreement was received on                     .
By:
[Grantee’s Name]
___   Has complied with the conditions imposed on the grant and the Award Agreement remains in effect; or
___   Has not complied with the conditions imposed on the grant and the [Name of Award(s)] are forfeited because
                                                                                                                        .
(describe deficiency)
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:
Note: Send a copy of this completed Award Agreement to [Grantee’s Name] and keep a copy as part of the Plan’s permanent records.

THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
RELATING TO [FORM OF AWARD] AWARD GRANTED TO
[GRANTEE’S NAME] ON [GRANT DATE]
1.00 Instructions for Completing This Beneficiary Designation Form
You may use this Beneficiary Designation Form to [1] name the person you want to receive any amount due under The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan after your death or [2] change the person who will receive these benefits.
There are several things you should know before you complete this Beneficiary Designation Form.
First, if you do not elect a beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.
Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this Beneficiary Designation Form and return it to [Third Party Administrator] at the address given below.
Third, all elections will remain in effect until they are changed (or until all death benefits are paid).
Fourth, if you designate your spouse as your beneficiary but are subsequently divorced from that person (or your marriage is annulled), your beneficiary designation will be revoked automatically.
Fifth, if you have any questions about this Beneficiary Designation Form or if you need additional copies of this Form, please contact [Third Party Administrator] at [TPA Telephone Number] or at the address or number given below.
1.00 Designation of Beneficiary
1.01 Primary Beneficiary:
I designate the following person(s) as my Primary Beneficiary or Beneficiaries to receive any amount due after my death under the terms of the Award Agreement described at the top of this Beneficiary Designation Form. This benefit will be paid, in the proportion specified, to:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

1.02 Contingent Beneficiary
If one or more of my Primary Beneficiaries die before I die, I direct that any amount due after my death under the terms of the Award described at the top of this Beneficiary Designation Form:
___   Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or
___   Be distributed among the following Contingent Beneficiaries:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

Elections made on this Beneficiary Designation Form will be effective only after this Form is received by [Third Party Administrator] and only if it is fully and properly completed and signed.
[Grantee’s Name]
Date of Birth:
Address:

     Sign and return this Beneficiary Designation Form to [Third Party Administrator] at the address given below.

Date	Signature

Return this signed Beneficiary Designation Form to [Third Party Administrator] at the following address:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
Received on:
By: